Robert W. Baird 2012 Industrial Conference November 6, 2012 Robert W. Baird – 11/06/2012 Exhibit 99.1 NYSE: NAV

Robert W. Baird – 11/06/2012
NYSE: NAV
Safe Harbor Statement

Information provided and statements contained in this report that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended,
Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,”
“anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2011, quarterly reports for fiscal 2012, and the prospectus supplement filed on October 25, 2012. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
Robert W. Baird – 11/06/2012
Other Cautionary Notes

The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.

•
Quality
•
Cost
•
Sense of Urgency
•
Great Product
•
Customer Satisfaction
•
People
Near-Term Priorities
Improve
Quality
Hit Our
Launches
Deliver Our
2013 Plans
Robert W. Baird – 11/06/2012
NYSE: NAV

Robert W. Baird – 11/06/2012
NYSE: NAV

• Increase focus on North American
core business
• Fix/Close/Sell based on ROIC and
strategic fit
• $52M EBIT improvement
opportunity
• $260M Revenue impact
Assessing Underperforming Businesses
GROW/SELL GROW
CLOSE/SELL FIX/SELL
Strategic Fit
Low High
Navistar Portfolio Assessment
NYSE: NAV

9/6 – 3Q Earnings
release & call;
Announced ROIC
focused strategy
11/15 – First
saleable
ProStar® with
ISX to roll off line
Drive to Deliver Progress
8/27: Announced U.S.
Voluntary Separation
Package  results and
need for Reduction In
Force as part of goal to
reduce costs by $150M-
$175M. 10/31 completion
date
Deliver 300
ProStar® with ISX
engines to
customers
Launch ProStar®
with MxF13 SCR
in April
Regular
production of
ProStar® with
ISX engines
in January
10/23 –
Cummins
contract
finalized
9/6 -- Realigned
Senior Leadership –
weekly meetings.
Established daily cash
management report
and manufacturing
excellence system
August
September October November December
January April
8/30 – EPA
issued final
ruling
10/8 –
Company
adds two new
board
members:
Intrieri and
Rachesky
August
September October November December
January April
August
September October November December January
April
10/24 – ROIC
update -
elimination of
MxF15
Raised $200M in
equity offering;
confirmed cash
guidance
10/27 – Board approves
annual incentive plans
that tie to increasing
shareholder value
10/16 – Board approves
2013 operating plan and
addition of Pope to BOD
10/30 –
Announced closure
of Garland facility;
will result in  $25 -
$35M annual
savings
10/26 – Brazil
restructuring
complete;
approx. 700
jobs
eliminated
8/27—Lewis
Campbell named
Executive
Chairman and CEO
9/19 – Received
delivery order for up to
$282M to provide
survivability upgrade
retrofit kits for more
than 2,300 MRAP
vehicles
Expected
Shareholder
Meeting
12/19 –
Expected
Earnings
Call

NYSE: NAV
Robert W. Baird – 11/06/2012

NYSE: NAV Robert W. Baird – 11/06/2012 Questions? 6 NYSE: NAV Robert W. Baird – 11/06/2012